UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2011
RXi Pharmaceuticals Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33958 (Commission File Number)	20-8099512 (I.R.S. Employer Identification No.)

60 Prescott Street, Worcester, Massachusetts (Address of Principal Executive Offices)	01605 (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Compensation Arrangements of Certain Officers
Compensation Arrangement of Certain Officers
     On April 21, 2011, the board of directors of RXi Pharmaceuticals Corporation (“RXi”) adopted an amendment to the RXi Pharmaceuticals Corporation 2007 Incentive Plan that would increase the maximum number of shares of common stock authorized for issuance under plan from 6,750,000 to 8,750,000. The amendment is subject to approval of the stockholders of RXi, and no award of the additional plan shares authorized by the amendment may be made unless and until stockholder approval is obtained.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2011	RXi PHARMACEUTICALS CORPORATION
	By:	/s/ Mark J. Ahn
Mark J. Ahn, Ph.D.
President and Chief Executive Officer